UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2021 (May 6, 2021)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of Tractor Supply Company (the “Company”) was held on May 6, 2021. At the meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the stockholders ratified the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2021, voted in favor of the compensation of the named executive officers of the Company on an advisory and non-binding basis, and did not approve a stockholder proposal to transition to a Public Benefit Corporation.

The voting results of the director elections, ratification of the re-appointment of Ernst & Young LLP, advisory vote on the compensation of the named executive officers, and the stockholder proposal titled "Transition to Public Benefit Corporation", which were described in more detail in the definitive proxy statement relating to the 2021 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on March 25, 2021, are set forth below.

(1) Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes
Cynthia T. Jamison	81,840,298	11,378,180	11,718,810
Joy Brown	92,932,446	286,032	11,718,810
Ricardo Cardenas	92,657,796	560,682	11,718,810
Denise L. Jackson	92,660,703	557,775	11,718,810
Thomas A. Kingsbury	92,385,249	833,229	11,718,810
Ramkumar Krishnan	92,535,917	682,561	11,718,810
Edna K. Morris	87,208,445	6,010,033	11,718,810
Mark J. Weikel	92,418,244	800,234	11,718,810
Harry A. Lawton III	92,971,088	247,390	11,718,810

(2) Ratification of the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2021 was approved by the following tabulation:

For	Against	Abstain
100,621,846	4,140,534	174,908

(3) The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
80,030,980	12,755,310	432,188	11,718,810

(4) Stockholder Proposal: The stockholder proposal titled "Transition to Public Benefit Corporation" was not approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
3,127,285	89,145,696	945,497	11,718,810

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 7, 2021	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer